SECURITIES AND EXCHANGE COMMISSION

                    Washington, D. C.  20549

                            FORM 8-K
                         CURRENT REPORT

               PURSUANT TO SECTION 13 OR 15(d) OF
               THE SECURITIES EXCHANGE ACT OF 1934

                 Date of Report: March 15, 1999

                   Commission File No. 0-17069


                          Excal Enterprises, Inc.
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     (Exact name of registrant as specified in its charter)


           Delaware                                  59-2855398
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(State or other jurisdiction of        (I.R.S. Employer
Identification No.)
incorporation or organization)

    100 North Tampa Street, Suite 3575, Tampa, Florida  33602
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            (Address of principal executive offices)

                         (813) 224-0228
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       Registrant's telephone number, including area code



 Item  8.  Change in Fiscal Year.

     On March 15, 1999, the Board of Directors of Excal
Enterprises, Inc. voted to change the Company's fiscal year end from June 30 to March 31. The first report affected by this change will be the Annual Report on Form 10-KSB for the period ended March 31, 1999.


                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               EXCAL ENTERPRISES, INC.


Dated: March 16, 1999          By:  /S/ W. CAREY WEBB
                                    W. Carey Webb
                                    President and CEO



Dated: March 16, 1999          By:  /S/ TIMOTHY R. BARNES
                                    Timothy R. Barnes
                                    Vice-president, Secretary
                                    Treasurer and CFO